Chase Manhattan Auto Owner Trust 1998-C
Statement to Certificateholders
15-Sep-00



DISTRIBUTION IN DOLLARS
          ORIGINAL               PRIOR                                                                               CURRENT
          FACE                   PRINCIPAL                                                  REALIZED    DEFERRED     PRINCIPAL
CLASS     VALUE                  BALANCE       PRINCIPAL      INTEREST       TOTAL          LOSSES      INTEREST     BALANCE
A1          258,000,000.00                 0               0             0               0       0         0                     0
A2          195,000,000.00                 0               0             0               0       0         0                     0
A3          325,000,000.00     96,001,981.26   19,712,959.43    464,009.58   20,176,969.01       0         0         76,289,021.83
A4          283,900,000.00    283,900,000.00               0  1,384,012.50    1,384,012.50       0         0        283,900,000.00
B1           32,889,211.45     19,775,870.68      609,679.16     98,879.35      708,558.51       0         0         19,166,191.52
TOTALS    1,094,789,211.45    399,677,851.94   20,322,638.59  1,946,901.43   22,269,540.02       0         0        379,355,213.35



FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                  PASS-THROUGH RATES
                        PRIOR                                                       CURRENT
                        PRINCIPAL                                                   PASS-THRU
CLASS                   FACTOR               PRINCIPAL            CLASS             RATE
 A1                        0                    0                   A1              5.59%
 A2                        0                    0                   A2              5.75%
 A3                     295.3907116           60.65526              A3              5.80%
 A4                        1,000.00             0                   A4              5.85%
 B1                     601.2874681           18.53736              B1              6.00%
 TOTALS                 365.0728814           18.563061


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-C
15-Sep-00
STATEMENT TO CERTIFICATEHOLDERS

                              Due Period                                                                                        27
                              Due Period Beginning Date                                                                    08/1/00
                              Due Period End Date                                                                         08/31/00
                              Determination Date                                                                           09/8/00
Section 5.8(iii)              Servicing Fee                                                                             333,064.88
Section 5.8(iii)              Servicing Fee per $1000                                                                    0.3042274
Section 5.8(iv)               Administration Fee                                                                          1,000.00
Section 5.8(iv)               Administration Fee per $1000                                                              0.00091342
Section 5.8(vi)               Pool Balance at the end of the Collection Period                                      379,355,213.35
Section 5.8(vii)              Repurchase Amounts for Repurchased Receivable
                              By Seller                                                                                          0
                              By Servicer                                                                                52,441.86
                              TOTAL                                                                                      52,441.86
Section 5.8(viii)             Realized Net Losses for Collection Period                                                 111,744.53
Section 5.8(ix)               Reserve Account Balance after Disbursement                                             11,380,656.40
Section 5.8(x)                Specified Reserve Account Balance                                                      11,380,656.40
Section 5.8(xi)               Total Distribution Amount                                                              23,165,701.16
                              Servicing Fee                                                                             333,064.88
                              Administration Fee                                                                          1,000.00
                              Noteholders Distribution Amount                                                        21,560,981.51
                              Certficateholders Distribution Amount                                                     708,558.51
                              Deposit to Reserve Account                                                                562,096.26


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-C
15-Sep-00
MONTHLY SERVICER REPORT

I. Avaliable Amount in the Collection Accont

        A.Credits
        1. Payments from Obligors Applied to Collection Period
        a. Principal Payments                                                    20,079,325.72
        b. Other Interest Payments                                                2,951,988.13
        c. Total                                                                 23,031,313.85
        2. Proceeds from Repurchased Receivables
        a. Principal Before Cutoff Date                                                      0
        b. Interest Before Cutoff Date                                                       0
        c. Principal Payments                                                        52,441.86
        d. Recovery of Advance                                                               0
        e. Other Interest Payments                                                           0
        f. Total                                                                     52,441.86
        3. Reversal from Defaulted Contracts                                                 0
        4. Recovery of Defaulted Receivables                                         81,945.45
        5. Advance Recoveries Before Cutoff Date
        a. Principal                                                                         0
        b. Interest                                                                          0
        c. Total                                                                             0
        6. Net Adjustments                                                                   0
        7. Reserve Fund Transfer Amount                                                      0
        8. Overpayment From Obligors                                                 11,560.26
        9. Total Credits                                                         23,177,261.42
        B. Debits
        1. Overpayments From Obligors                                                11,560.26
        2. Advance Recovery Amount Before Cutoff Data to Seller
        a. Principal                                                                         0
        b. Interest                                                                          0
        c. Total                                                                             0
        3. Reversal of Defaulted Contracts                                                   0
        4. Total Debits                                                              11,560.26
        C. Total Available Amount (Lines A-B)                                    23,165,701.16


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-C
15-Sep-00
MONTHLY SERVICER REPORT



II. Liquidation Proceeds on Defaulted Receivables for the Collection Period
                              A. Principal                                                                             190,871.01
                              B. Interest                                                                               14,846.58
                              C. Total                                                                                 205,717.59
III. Disbursements from Collection Account
                              A. Avalaible Distribution Amount
                              1. Available Distribution Amount                                                      23,165,701.16
                              2. Reserve Account Transfer Amount                                                                0
                              3. Total Distribution Amount                                                          23,165,701.16
                              B. Monthly Servicing Fee                                                                 333,064.88
                              C. Monthly Administration Fee                                                              1,000.00
                              D. Noteholders Interest Distributable Amount                                           1,848,022.08
                              E. Certificateholders Interest Distributable Amount                                       98,879.35
                              F. Noteholders Principal Distributable Amount                                         19,712,959.43
                              G. Certificateholders Principal Distributable Amount                                     609,679.16
                              H. Deposit to Reserve Account                                                            562,096.26
IV. Monthly Disbursements
                              A. Pool Servicing Fee
                              a. Monthly Servicing Fee                                                                 333,064.88
                              b. Unpaid Monthly Servicing Fee                                                                   0
                              c. Total                                                                                 333,064.88
                              B. Administrative Fee
                              a. Monthly Administration Fee                                                              1,000.00
                              b. Unpaid Monthly Administration Fee                                                              0
                              c. Total                                                                                   1,000.00
                              C. Noteholders' Interest Distributable Amount
                              Class A-1 Monthly Interest                                                                        0
                              Class A-1 Carryover Shortfall                                                                     0
                              Class A-1 Total                                                                                   0
                              Class A-2 Monthly Interest                                                                        0
                              Class A-2 Carryover Shortfall                                                                     0
                              Class A-2 Total                                                                                   0

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-C
15-Sep-00
MONTHLY SERVICER REPORT


                              Class A-3 Monthly Interest                                                               464,009.58
                              Class A-3 Carryover Shortfall                                                                     0
                              Class A-3 Total                                                                          464,009.58
                              Class A-4 Monthly Interest                                                             1,384,012.50
                              Class A-4 Carryover Shortfall                                                                     0
                              Class A-4 Total                                                                        1,384,012.50
                              Total for Notes Monthly Interest                                                       1,848,022.08
                              Total for Notes Carryover Shortfall                                                               0
                              Total for Notes Total                                                                  1,848,022.08
                              D. Certificateholders' Interest Distributable Amount
                              Class B-1 Monthly Interest                                                                98,879.35
                              Class B-1 Carryover Shortfall                                                                     0
                              Class B-1 Total                                                                           98,879.35
                              Total for Certificates Monthly Interest                                                   98,879.35
                              Total for Certificates Carryover Shortfall                                                        0
                              Total for Certificates Total                                                              98,879.35
                              E. Noteholders' Principal Distributable Amount
                              Class A-1 Monthly Principal                                                                       0
                              Class A-1 Carryover Shortfall                                                                     0
                              Class A-1 Total                                                                                   0
                              Class A-2 Monthly Principal                                                                       0
                              Class A-2 Carryover Shortfall                                                                     0
                              Class A-2 Total                                                                                   0
                              Class A-3 Monthly Principal                                                           19,712,959.43
                              Class A-3 Carryover Shortfall                                                                     0
                              Class A-3 Total                                                                       19,712,959.43
                              Class A-4 Monthly Principal                                                                       0
                              Class A-4 Carryover Shortfall                                                                     0
                              Class A-4 Total                                                                                   0
                              Total for Notes Monthly Principal                                                     19,712,959.43
                              Total for Notes Carryover Shortfall                                                               0
                              Total for Notes Total                                                                 19,712,959.43
                              F. Certificateholders' Principal Distributable Amout
                              Class B-1 Monthly Principal                                                              609,679.16
                              Class B-1 Carryover Shortfall                                                                     0
                              Class B-1 Total                                                                          609,679.16
                              Total for Certificates Monthly Principal                                                 609,679.16
                              Total for Certificates Carryover Shortfall                                                        0
                              Total for Certificates Total                                                             609,679.16
                              G. Total Disbursements                                                                22,603,604.90
V. Payment Deficiency Amount
                              A. Scheduled Monthly Disbursements                                                    22,603,604.90
                              B. Available Distribution Amount                                                      23,165,701.16



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-C
15-Sep-00
MONTHLY SERVICER REPORT




                              C. Payment Deficiency Amount                                                                      0
VI. Reserve Account Transfer Amount
                              A. Available Reserve Amount                                                           11,990,335.56
                              B. Payment Deficiency Amount                                                                      0
                              C. Withdrawal for Write-Off                                                                       0
                              D. Reserve Account Withdrawal (MIN: Lines A and (B+C))                                            0
VII. Pool Balance Reduction Allocation for Collection Period
                              A. Beginning Pool Balance                                                            399,677,851.94
                              B. Pool Balance Reduction
                              1. Avalaible Principal
                              a. Principal Payments                                                                 20,079,325.72
                              b. From Repurchased Receivables                                                           52,441.86
                              c. Total                                                                              20,131,767.58
                              2. From Defaulted Receivables                                                            190,871.01
                              3. Total Pool Balance Reduction                                                       20,322,638.59
                              C. Ending Pool Balance                                                               379,355,213.35
                              D. Allocations
                              1.Percentage Allocation
                              a. Notes                                                                                      97.00%
                              b. Certificates                                                                                3.00%
                              2. Monthly Principal Allocation
                              a. Notes                                                                              19,712,959.43
                              b. Certificates                                                                          609,679.16



VIII. Delinquency and Defaults
Group 1

           Period                     Number                     Delinquency Amount                      Principal Balance
        30-59 days                     1064                           765,076.95                            9,884,724.72
        60-89 days                      172                           193,135.24                            1,534,566.28
        90-119 days                      70                            96,946.96                              575,016.23
        120+149 days                     37                            64,853.58                              291,618.90
        150+179 days                     27                            58,637.21                              211,919.85
        180+209 days                     19                            35,763.75                               94,538.70
        210+239 days                     10                            20,784.89                               50,693.74
        240+Days Delinquent               0                                    0                                       0
        Total                          1399                         1,235,198.58                           12,643,078.42
                        B. Principal amount of loans in defaulted receivables                                 190,871.01


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-C
15-Sep-00
MONTHLY SERVICER REPORT



                              C. Delinquency Percentage
                              1. Outstanding principal balance for deliquency greater
                                   than or equal to 60 days                                                 2,758,353.70
                              2. Pool Principal Ending Balance                                            379,355,213.35
                              3. Delinquency Percentage                                                             0.73%
IX. Pool Delinquency Percentages
                              A. Delinquency Percentage for 2nd previous period                                     0.60%
                              B. Delinquency Percentage for previous period                                         0.66%
                              C. Delinquency Percentage for current period                                          0.73%
                              D. Average Deliquency Percentage                                                      0.66%
X. Portfolio Loss Ratios
                              A. Net Loss Ratio for 2nd previous period                                             0.65%
                              B. Net Loss Ratio for previous period                                                 0.71%
                              1. Principal Balance of Defaulted Receivables                                    190,871.01
                              2. Principal Recoveries on Defaulted Receivables                                  79,126.48
                              3. Average Pool Balance for Collection Period                                389,516,532.64
                              4. Net Loss Ratio for Current Period(12*(1-2)/3)                                      0.34%
                              D. Average Net Loss Ratio ((A+B+C) / 3)                                               0.57%
XI. Specified Reserve Account Balance
                              A. Calculation for Reserve Account Floor Amount
                              1. Guaranteed Floor Amount                                                    8,210,919.09
                              2. Possible Floor Amount
                              a. Principal Balance at the Beginning of Next Collection Period             379,355,213.35
                              b. Cumulative Monthly Interest through Final Distribution Data
                              Class A-1 Balance                                                                        0
                              Class A-1 Interest Rate                                                              5.588
                              Class A-1 Service Rate                                                                0.01
                              Class A-1 Term                                                                           0
                              Class A-1 Interest                                                                       0
                              Class A-1 Service Fee                                                                    0
                              Class A-1 Total                                                                          0
                              Class A-2 Balance                                                                        0
                              Class A-2 Interest Rate                                                              5.747
                              Class A-2 Service Rate                                                                0.01
                              Class A-2 Term                                                                           0
                              Class A-2 Interest                                                                       0
                              Class A-2 Service Fee                                                                    0
                              Class A-2 Total                                                                          0



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-C
15-Sep-00
MONTHLY SERVICER REPORT


                              Class A-3 Balance                                                            76,289,021.83
                              Class A-3 Interest Rate                                                                5.8
                              Class A-3 Service Rate                                                                0.01
                              Class A-3 Term                                                                          16
                              Class A-3 Interest                                                            5,899,684.35
                              Class A-3 Service Fee                                                         1,017,186.96
                              Class A-3 Total                                                               6,916,871.31
                              Class A-4 Balance                                                           283,900,000.00
                              Class A-4 Interest Rate                                                               5.85
                              Class A-4 Service Rate                                                                0.01
                              Class A-4 Term                                                                          32
                              Class A-4 Interest                                                           44,288,400.00
                              Class A-4 Service Fee                                                         7,570,666.67
                              Class A-4 Total                                                              51,859,066.67
                              Class B-1 Balance                                                            19,166,191.52
                              Class B-1 Interest Rate                                                                  6
                              Class B-1 Service Rate                                                                0.01
                              Class B-1 Term                                                                          51
                              Class B-1 Interest                                                            4,887,378.84
                              Class B-1 Service Fee                                                           814,563.14
                              Class B-1 Total                                                               5,701,941.98
                              c. Possible Floor Amount equals Pool Balance + Interest + Service
                                 Fee (Lines a+b)                                                          443,833,093.31
                              3. Reserve Account Floor (Minimum Lines 1 and 2)                              8,210,919.09
                              B. Possible Reserve Account Amount
                              1. Reserve Account Trigger Percentages
                              a. Average Delinquency Percentage                                                     0.66%
                              b. Average Delinquency Percentage Trigger                                             1.75%
                              c. Average Loss Ratio                                                                 0.57%
                              d. Average Loss Ratio Trigger                                                         1.75%
                              e. Maximum Reserve Account Percentage Specified                                       6.00%
                              f. Minimum Reserve Account Percentage specified                                       3.00%
                              g. Reserve Account Percentage Applied                                                 3.00%
                              2. Pool Principal Balance                                                   379,355,213.35
                              3. Possible Reserve Account Amount                                           11,380,656.40
                              C. Specified Reserve Account Balance (Max: Lines A and B)                    11,380,656.40



                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-C
15-Sep-00
MONTHLY SERVICER REPORT



XII. Reserve Account
                              A. Reserve Account Balance After Disbursement from Previous Period
                              1. Reserve Account Balance After Disbursement from Previous Period           11,990,335.56
                              2. Reserve Account Transfer Amount                                                       0
                              3. Investment Earnings                                                           67,455.81
                              4. Deposit to Reserve Account After Disbursement                                562,096.26
                              5. Amount After Deposit                                                      12,619,887.63
                              B. Specified Reserve Account Balance                                         11,380,656.40
                              C. Available Reserve Account Amount (Min: Lines A and B)                     11,380,656.40
                              1. Excess in Reserve Acct: Max(LinesA.5 - B and 0)                            1,239,231.23
                              D. Excess Amount to Seller                                                    1,239,231.23
                              F. Ending Reserve Account Balance                                            11,380,656.40
XIII. Weighted Average Coupon as of Current Period                                                            8.97353375
XIV. Weighted Average Maturity as of Current Period                                                          30.20779284


                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION